                                                                   Exhibit 10.35


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                                  GETTHERE.COM



          This Warrant is issued to American Express Travel Related Services Company, Inc., or its registered assigns ("Holder") by GetThere.com, a California corporation (the "Company"), on September 14, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to the terms of that certain Preferred Stock and Warrant Purchase Agreement dated as of the Warrant Issue Date, a copy of which is attached hereto as Attachment A (the "Purchase
                                            ------------
Agreement").

          1.  Purchase Shares.  Subject to the terms and conditions hereinafter
              ---------------
set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Three Hundred Seventy-Five Thousand (375,000) fully paid and nonassessable shares of Common Stock of the Company, as constituted on the Warrant Issue Date (the "Common Stock"). The number of shares of Common Stock issuable pursuant to this
Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 7 hereof.

           2.  Exercise Price.  The purchase price for the Shares shall be
               --------------
$16.50 per share, as adjusted from time to time pursuant to Section 7 hereof (the "Exercise Price").

           3.  Exercise Period.  This Warrant shall be exercisable, in whole
               ---------------
or in part, during the term commencing on the date thirty (30) days after the Warrant Issue Date and ending at 5:00 p.m. on date one hundred twenty (120) days after the Warrant Issue Date; provided, however, that in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets, or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock unless (i) the shareholders of the Company immediately
                        ------
prior to such transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (ii) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder at least twenty (20) days prior to the consummation of such event or transaction; provided, however, that the Holder shall in any event have at least forty (40) days after the Warrant Issue Date to exercise this Warrant. Notwithstanding the foregoing, in the event of the termination of the Web Services and Travel Agreement by and between the Company and the Holder, dated the date hereof (i) as a result of a material breach of such agreements by Amex or (ii) by Amex without cause, this Warrant shall immediately upon such termination no longer be exercisable and become null and void.

           4.  Method of Exercise.  While this Warrant remains outstanding and
               ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

               (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

               (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

           5.  Certificates for Shares.  Upon the exercise of the purchase
               -----------------------
rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty
(30) days of the delivery of the subscription notice. In case the holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the holder of this Warrant.

           6.  Issuance of Shares.  The Company covenants that it will at all
               ------------------
times keep available such number of authorized shares of its Common Stock , free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

           7.  Adjustment of Exercise Price and Number of Shares.  The number
               -------------------------------------------------
of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a)  Subdivisions, Combinations and Other Issuances.  If the
                    ----------------------------------------------
Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Preferred Stock or

Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b)  Reclassification, Reorganization and Consolidation.  In
                    --------------------------------------------------
case of any reclassification, capital reorganization, or change in the Common Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 7(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Common Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c)  Notice of Adjustment.  When any adjustment is required to
                    --------------------
be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

               (d)  No Impairment.  The Company and the holder of this Warrant
                    -------------
will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of this Warrant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 7 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of this Warrant against impairment.

           8.  No Fractional Shares or Scrip.  No fractional shares or scrip
               -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

           9.  No Shareholder Rights.  Prior to exercise of this Warrant, the
               ---------------------
Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 9 shall limit the right of the Holder to be provided the Notices required under this Warrant.

           10.  Transfers of Warrant.  Subject to compliance with applicable
                --------------------
federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder to any person or entity upon written notice to the Company. The transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices, and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

           11.  Registration Rights.  The Shares issuable upon exercise of this
                -------------------
Warrant, and any securities issuable upon conversion of such Shares, possess certain "piggyback" registration rights as set forth in Section 5.2 of that certain Amended and Restated Investors' Rights Agreement, dated the Warrant Issued Date, by and among the Company and the Investors listed on Schedule A
                                                                  ----------
thereto.

           12.  Successors and Assigns.  The terms and provisions of this
                ----------------------
Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

           13.  Amendments and Waivers.  Any term of this Warrant may be
                ----------------------
amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

           14.  Notices.  All notices required under this Warrant and shall be
                -------
deemed to have been given or made for all purposes (i) upon personal delivery,
(ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one business day after being sent, when sent by professional overnight courier service, or (iv) five days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

           15.  Attorneys' Fees.  If any action of law or equity is necessary
                ---------------
to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

           16.  Captions.  The section and subsection headings of this Warrant
                --------
are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

           17.  Governing Law.  This Warrant shall be governed by the laws of
                -------------
the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by an officer thereunto duly authorized.

                              GETTHERE.COM



                              By:
                                 --------------------------------------------
                                 Kenneth Pelowski
                                 Chief Operating Officer and Chief Financial
                                 Officer


                              AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.



                              By:
                                 --------------------------------------------
                              Name:
                                   ------------------------------------------
                              Title:
                                    -----------------------------------------


                         SIGNATURE PAGE TO GETTHERE.COM
                  ONE HUNDRED TWENTY DAY COMMON STOCK WARRANT

                               NOTICE OF EXERCISE
                               ------------------

To:  GetThere.com:

          The undersigned hereby elects to purchase _________________ shares of Common Stock of GetThere.com, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              ------------------------------------


                              By:
                                 ---------------------------------
                                 [NAME]

                    Address:
                              -------------------------------------
                              -------------------------------------

Date:
     ----------------------


Name in which shares should be registered:

-----------------------------------------